SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934






       Date of Report (Date of earliest event reported) September 2, 2003







                            PENN-AMERICA GROUP, INC.
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            (Exact name of registration as specified in this charter)







         Pennsylvania                    0-22316              23-2731409
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(State or other jurisdiction of      (Commission File     (I.R.S. Employer
incorporation or organization)           Number)          Identification No.)



420 S. York Road, Hatboro, Pennsylvania                         19040
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(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code:   (215) 443-3600
                                                      --------------

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Items 1-6 and 8.  None

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c)     Exhibits

99.1    Press release dated September 2, 2003 announcing upcoming presentation.

99.2 Presentation materials and text of remarks delivered by Jon Saltzman and Joe Morris at 2003 KBW Insurance Conference on September 3, 2003.

Item 9.  Regulation FD Disclosure

On September 3, 2003, Jon Saltzman, President and CEO and Joseph Morris, Sr. Vice President, CFO and Treasurer of Penn-America Group, Inc. (the "Company") presented at the 2003 KBW Insurance Conference. The press release dated September 2, 2003, announcing the event is attached hereto as an exhibit, as well as the materials presented including the text of the presentation.



                                   SIGNATURES

         Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        PENN-AMERICA GROUP, INC.



Date:  September 3, 2003
                                        BY: /s/ Garland P. Pezzuolo
                                        --------------------------------------
                                        Garland P. Pezzuolo
                                        (Vice President, Secretary and General
                                        Counsel)